S V B 2 0 1 4 4 :3 1 Q1 2016 Corporate Overview and Financial Results 2 May 2016 Q1 2016 Corporate Overview and Financial Results 2 May 2016

S V B 2 0 1 4 4 :3 2 Q1 2016 Corporate Overview and Financial Results 2 May 2016 Contents 3 6 16 18 20 21 42 About SVB Q1 2016 performance Regulatory environment Capital Outlook for 2016 Appendix Non-GAAP reconciliations Special note regarding forward-looking statements This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are neither historical facts nor assurances of future performance. You can identify these and other forward-looking statements by the use of words such as “becoming,” “may,” “will,” “should,” "could," "would," “predict,” “potential,” “continue,” “anticipate,” “believe,” “estimate,” “seek,” “expect,” “plan,” “intend,” the negative of such words, or comparable terminology. Although we believe that the expectations reflected in these forward-looking statements are reasonable, we have based these expectations on our current beliefs as well as our assumptions, and such expectations may prove to be incorrect. We wish to caution you that such statements are just predictions and actual events or results may differ materially, due to changes in economic, business and regulatory factors and trends. We also refer you to the documents the Company files from time to time with the Securities and Exchange Commission, specifically the Company’s most recent Annual Report on Form 10-K. These documents contain and identify important risk factors that could cause the Company’s actual results to differ materially from those contained in our projections or other forward-looking statements. All forward-looking statements included in this presentation are made only as of the date of this presentation. We assume no obligation and do not intend to revise or update any forward-looking statements contained in this presentation, except as required by law. Please also refer to the slide in this presentation entitled “Additional information regarding forward looking statements.”

S V B 2 0 1 4 4 :3 3 Q1 2016 Corporate Overview and Financial Results 2 May 2016 We serve the global innovation economy Technology + Life Sciences + Healthcare 3 Accelerator Revenue <$5M Growth Revenue $5M-$75M Corp Fin Revenue >$75M Investors Private Equity Venture Capital Individuals Private Bank

S V B 2 0 1 4 4 :3 4 Q1 2016 Corporate Overview and Financial Results 2 May 2016 30+ years of focus on innovation companies, investors and influencers Leading early-stage market share Strong client funds franchise Diversified revenue streams Global reach Average balances for Q1’16 * Total Client Funds refers to the sum of on-balance sheet deposits and off-balance sheet client investment funds $44.2B assets $17.0B loans $81.7B total client funds* A unique financial services company

S V B 2 0 1 4 4 :3 5 Q1 2016 Corporate Overview and Financial Results 2 May 2016 • High pace of new client acquisition • Strong market position • Global growth • Fee income growth momentum • Stable credit quality • Healthy business conditions for our clients overall …but with challenges • Early-stage market “recalibration” in Q1’16 • Low interest rates • Complex regulatory environment + increasing requirements • Heated markets (valuations, volatility) • Competition The innovation industry is dynamic

Q1'16 vs. Q4'15: solid core business results

Average loans: +8.0%
Period-end loans: +5.9%

Average total client funds[1] were relatively flat

Average fixed income securities were flat

Stable credit quality overall with net charge-offs of 49 bps and non-performing loans of 64 bps

Net interest income: +4.6% and +13 bps improvement to net interest margin

Warrant gains of $6.6m[2]; modest losses on investment securities of $4.7m[2,3,5]

"Core fee"[5] income: +5.2%

Solid capital position and increases in all key capital ratios

1. Total Client Funds refers to the sum of on-balance sheet deposits and off-balance sheet client investment funds.
2. The value of warrant and PE/VC-related investments is subject to potential increases or decreases in future periods, depending on market conditions and other factors.
3. Non-GAAP losses on investment securities net of non-controlling interests were $2.0 million.
4. "Core Fee" income is defined as fees from letters of credit, client investments, credit cards, deposit service charges, foreign exchange and lending-related fees, in aggregate.
5. This is a non-GAAP measure. Please see non-GAAP reconciliations at the end of this presentation for more information.

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S V B 2 0 1 4 4 :3 7 Q1 2016 Corporate Overview and Financial Results 2 May 2016 Lower Q1 earnings driven by lower warrant gains and investment securities losses Market factors • Valuation “recalibration” for public and private tech companies • Lack of VC-backed IPOs • Slower pace of early-stage investment We expect these factors to put pressure on gains from warrants and investment securities in 2016. * This is a non-GAAP measure. Please see non-GAAP reconciliations at the end of this presentation for more information. $19 $16 $13 $10 -$2 $20 $24 $11 $16 $7 -$10 $0 $10 $20 $30 Q1'15 Q2'15 Q3'15 Q4'15 Q1'16 Millio ns Net gains (losses) on investment securities net of non-controlling interests* Net equity warrant gains (losses)

S V B 2 0 1 4 4 :3 8 Q1 2016 Corporate Overview and Financial Results 2 May 2016 Average loans grew 8.0% in Q1’16 Location: Annual – Data Tab Private Equity capital call lines drove Q1 growth $14.0 $14.3 $14.9 $15.7 $17.0 $14.4 $14.3 $15.3 $16.7 $17.7 $2 $4 $6 $8 $10 $12 $14 $16 $18 Q1'15 Q2'15 Q3'15 Q4'15 Q1'16 Billion s Average loans Period-end loans

S V B 2 0 1 4 4 :3 9 Q1 2016 Corporate Overview and Financial Results 2 May 2016 A diversified loan portfolio 1. As of 3/31/2016; gross loans do not include the impact of deferred fees and costs. 2. Private Bank segment includes loans designated as Consumer Loans in our earnings releases and our Form 10-K and 10-Q reports. 3. Tech, LS and Healthcare percentages are as a % of Total Gross Loans Gross Loans: $17.8 Billion1,2 Location: Loan Pie Tab, A178 Technology, Life Science & Healthcare Only1,3 $8.3 Billion (47% of Gross Loans) Non-early Stage $0.8 Balance-sheet dependent covered by current assets Cash flow dependent 1 Early Stage $1.2 Asset-Based Lending $2.3 Sponsored Buyout $2.1 Investor-dependent 1 Revenue: $0-$5MM 4% 13% 12% Investor-dependent 2 Revenue >$5MM 7% 11% Other $1.9 Cash flow dependent 2 Cash flow and hybrid Software & Internet $5.5 31% Hardware $1.1 6% Life Science & Healthcare $1.7 10% PE/VC Capital Call Lines $6.4 36% Wine $0.8 5% Private Bank $1.9 11% Other $0.5 3%

S V B 2 0 1 4 4 :3 10 Q1 2016 Corporate Overview and Financial Results 2 May 2016 Average total client funds flat in Q1’16 “Copy of IR Roadshow Charts x – Active File” Data: Annual Tab A 42 – C 69 Chart: Annual Charts Tab A4 Client M&A activity was the primary driver $33.9 $35.0 $37.4 $38.9 $39.3 $33.6 $37.9 $42.0 $43.4 $42.5 $67.5 $72.8 $79.4 $82.3 $81.7 $0 $10 $20 $30 $40 $50 $60 $70 $80 $90 Q1'15 Q2'15 Q3'15 Q4'15 Q1'16 Billions Average off-balance sheet client investment funds Average deposits Q1 deposit drivers Up: Growth in early-stage client deposits from equity funding rounds Down: Decline in private equity/venture capital deposit balances attributable to distributions Q1 client investment funds drivers Down: Increased client M&A activity Up: Growth in early-stage client investment funds from equity funding rounds

S V B 2 0 1 4 4 :3 11 Q1 2016 Corporate Overview and Financial Results 2 May 2016 $94.6 $281.77.39% 2.67% 2% 3% 4% 5% 6% 7% 8% $80 $120 $160 $200 $240 $280 $320 Q2 '07 Q3 '07 Q4 '07 Q1 '08 Q2 '08 Q3 '08 Q4 '08 Q1 '09 Q2 '09 Q3 '09 Q4 '09 Q1 '10 Q2 '10 Q3 '10 Q4 '10 Q1 '11 Q2 '11 Q3 '11 Q4 '11 Q1 '12 Q2 '12 Q3 '12 Q4 '12 Q1 '13 Q2 '13 Q3 '13 Q4 '13 Q1 '14 Q2 '14 Q3 '14 Q4 '14 Q1 '15 Q2 '15 Q3 '15 Q4 '15 Q1 '16 Net interest income Net interest margin Net interest income grew 4.6% despite low rates “Copy of IR Roadshow Charts x – Active File” Data: Quarterly Tab A44:A76 Long-term drivers: strong deposit and loan growth Millions Net interest margin increased 13 bps in Q1’16 Q1’16 drivers: impact of 25 bps Fed Funds rate increase in December 2015 and strong loan growth

S V B 2 0 1 4 4 :3 12 Q1 2016 Corporate Overview and Financial Results 2 May 2016 TAB: Credit Quality Millions Credit quality was stable Q1’16 net charge-off increase driven primarily by early-stage loans Q1’16 decrease in non- performing loans driven by resolution of two loans, including repayment of one sponsored buyout loan Provision of $33.1m (vs. $31.3m in Q4’15) consisted primarily of $20.7m for net charge-offs and $9.5m loan growth Q1’16 Credit Drivers Some stress in early-stage portfolio 0.44% 0.10% 0.73% 0.64% $43.0 $11.8 $123.4 $114.0 0.0% 0.5% 1.0% 1.5% 2.0% Non-performing loans/total gross loans Non-performing loans 0.49% 0.74% 0.05% 0.75% 0.49% $11.2 $19.8 $1.7 $28.5 $20.7 0.0% 0.5% 1.0% 1.5% 2.0% Net charge-offs/average total gross loans Net charge-offs(annualized)

S V B 2 0 1 4 4 :3 13 Q1 2016 Corporate Overview and Financial Results 2 May 2016 Credit risk profile has declined over the years • We have reduced the risk profile of our loan portfolio over time • Strongest growth from segments with best credit performance: Private Equity Capital Calls, Private Bank • 52 percent of loan portfolio at 3/31/16 in PE/VC Capital Call lines, Private Bank and Wine, which have experienced nominal losses over the last decade. This compares to 38 percent in 2007 • Early-stage (ES) loans were 7 percent of total loans in Q1’16 vs. 14 percent in 2007 • Majority of loan losses have come from early-stage portfolio historically 1.1% 11% 3.5% 2015 ES loss rate Peak annual ES loss rates (2009) Average ES loss rate (2008-2015) 5.2% Q1’2016 annualized ES loss rate

S V B 2 0 1 4 4 :3 14 Q1 2016 Corporate Overview and Financial Results 2 May 2016 1 “Core Fee” income is defined as fees from letters of credit, client investments, credit cards, deposit service charges, foreign exchange and lending-related fees, in aggregate. This is a non-GAAP measure. Please see non-GAAP reconciliations at end of this presentation for more information. 2. FX increase in Q1’16 vs. Q4’15 was primarily driven by a reclassification of fees on forward contracts previously reflected in gains and losses on derivative instruments. TAB: Quarterly NonII Location: A3 – AB10 Core fee1 income grew 31.5% since Q1’15 Growth driven by foreign exchange and credit card fees $42.0 $43.2 $49.0 $50.9 $50.0 $53.3 $55.3 $58.2 $66.1 $68.4 $72.7 $76.5 $0 $10 $20 $30 $40 $50 $60 $70 $80 Millions 2

S V B 2 0 1 4 4 :3 15 Q1 2016 Corporate Overview and Financial Results 2 May 2016 $13.7 $13.7 $15.9 $17.2 $17.9 $17.9 $18.6 $17.7 $22.4 $23.0 $24.0 $27.0 $7.6 $8.2 $9.2 $10.3 $10.3 $10.9 $10.4 $12.1 $14.2 $14.5 $15.8 $15.5 $0 $5 $10 $15 $20 $25 $30 $35 $40 $45 Millions Foreign exchange fees Credit card & payment fees Credit Cards : +104% Foreign Exchange +97% TAB: Quarterly NonII Location: A3 – AB10 Q2’13 Q1’16 * “Core Fee” income is defined as fees from letters of credit, client investments, credit cards, deposit service charges, foreign exchange and lending-related fees, in aggregate. This is a non-GAAP measure. Please see non-GAAP reconciliations at end of this presentation for more information. Foreign exchange and credit card fees have driven 61% of core fee income increases since Q2’13 Core fee* income growth drivers

S V B 2 0 1 4 4 :3 16 Q1 2016 Corporate Overview and Financial Results 2 May 2016 Complex regulatory environment As a global, commercial bank with a holding company structure, we face a more complex regulatory landscape. We have invested for years, and continue to invest, in regulatory and compliance infrastructure – people, processes and systems. Key Areas of Regulatory Focus • Road to $50B (CCAR) • BSA/AML • Volcker Rule • “Basel III”* * Refers to the adoption of the rules implementing the "Basel III" regulatory capital reforms and changes required by the Dodd- Frank Act

S V B 2 0 1 4 4 :3 17 Q1 2016 Corporate Overview and Financial Results 2 May 2016 Initiative Status CCAR Preparation Capital stress testing results disclosed in June 2015; integrated with strategic planning cycle; idiosyncratic stress scenarios being developed and performed Liquidity Stress Testing Quarterly testing/internal reporting since 2010; Liquidity management practices separately at both the Bank and Parent level Risk Governance & Oversight Board involvement, including formation of Risk Committee; Risk Appetite Statement Enterprise Risk Management Covers all material risks: Credit, Liquidity, Market, Operational, Legal/Compliance Compliance Infrastructure Continued investment in compliance infrastructure and staff, including “Basel III*”, Road to $50B (CCAR), and BSA/AML Volcker Rule Compliance Ongoing; no new material commitments of our own capital since 2010; regulatory deadline in July 2017 Liquidity Coverage Ratio/ High Quality Liquid Assets As of 3/31/16: $22.9 Billion short-duration, fixed-income portfolio (53% of assets); composed predominantly of Federal National Mortgage Association, Federal Home Loan Mortgage Corporation, Government National Mortgage Association and U.S. Treasury securities Model Risk Management Program in place and continuing to develop Infrastructure Continuous investment in people, processes and systems, particularly data governance, to support all of the above Continued regulatory focus: ongoing efforts, investment and yet more to do * Refers to the adoption of the rules implementing the Basel III regulatory capital reforms and changes required by the Dodd-Frank Act

S V B 2 0 1 4 4 :3 18 Q1 2016 Corporate Overview and Financial Results 2 May 2016 12.28% 12.38% 13.84% 13.90% 12.83% 12.86% 7.63% 7.69% 7.16% 7.76% 12.34% 12.82% 6% 8% 10% 12% 14% 2011 2012 2013 2014 2015 Q1'16 CET 1 risk-based capital Total risk-based capital Tier 1 risk-based capital Tier 1 leverage Tangible common equity to tangible assets Tangible common equity to risk-weighted assets We are well capitalized: Holdco capital ratios1 TAB: Capital Ratios Location: A3 – U7 2 2 1) All ratios, except TCE/TA and TCE/RWA are as reported in our most recent bank holding company consolidated reports on Form FR Y9C. TCE/TA and TCE/RWA ratios are as reported in our most recent financial releases. 2) These are non-GAAP measures. Please see non-GAAP reconciliations at end of this presentation for more information.

S V B 2 0 1 4 4 :3 19 Q1 2016 Corporate Overview and Financial Results 2 May 2016 12.52% 12.57% 13.60%13.66% 12.52% 12.57% 7.09% 7.19% 6.95% 7.55% 12.59% 13.03% 6% 8% 10% 12% 14% 2011 2012 2013 2014 2015 Q1'16 CET 1 risk-based capital Total risk-based capital Tier 1 risk-based capital Tier 1 leverage Tangible common equity to tangible assets Tangible common equity to risk-weighted assets Bank Capital Ratios1 1 2 2 TAB: Capital Ratios Location: A9 – U13 2 We are well capitalized: Bank capital ratios1 1. All ratios, except TCE/TA and TCE/RWA are as reported in our most recent Bank Call Reports. Bank TCE/TA and TCE/RWA ratios are as reported in our most recent financial releases. 2. These are non-GAAP measures. Please see non-GAAP reconciliations at end of this presentation for more information. • Exceptional deposit growth has pressured Tier 1 Leverage ratio over time, although tempered deposit growth in Q1’16 increased Tier 1 Leverage ratio slightly • Basel III adoption in January 2015 • Down-streamed capital from holding company (from Q2’14 $435M common equity raise and Q1’15 $350M debt raise) increased bank capital ratios across the board 2

2016 full-year outlook (as of 4/21/16)

We expect continued pressure on gains from warrants and investment securities from a slower pace of early-stage investment and VC-backed exits, and downward pressure on valuations

Business Driver	2016 Full Year Outlook vs. 2015 Full Year Results	Change since 1/21/16
Average loans	Increase at a percentage rate in the low 20s	Narrowed range from "high-teens to low' 20s" due to better-than-expected average loan growth in Q1'16
Average deposits	Increase at a percentage rate in the low double digits	No change; full year 2016 average deposit growth expected to be toward the low end of outlook range
Net interest income[1, 2]	Increase at a percentage rate in the mid-teens	No change
Net interest margin[1, 2]	Between 2.50% and 2.70%	No change
Allowance for loan losses for total gross performing loans as a % of total gross performing loans	Comparable to 2015 levels	No change
Net loan charge-offs	0.30%-0.50% of avg. total gross loans	No change; full year NCOs expected to be at the high end of outlook range
Non-performing loans/total gross loans	Between 0.60% and 1.00% of total gross loans	No change
"Core fee" income [3,4]	Increase at a percentage rate in the mid-20s	No change
Non-interest expense (excluding expense related to non-controlling interests)[1,4]	Increase at a percentage rate in the high single digits	No change

1. Outlook based on management's current forecasts for such variables as average deposit and loan balances, deployment of surplus cash into investment securities, or performance-based incentive compensation. Such forecasts are subject to change, and actual results may differ, based on market conditions. Please see our "Special Note on Forward-Looking Statements" at beginning of this presentation for more information.
2. Assumes no increases to the Federal Funds Target Rate through the end of 2016
3. "Core fee" income is defined as fees from letters of credit, client investments, credit cards, deposit services, foreign exchange, and lending-related fees, in aggregate.
4. Non-GAAP measures. Please see non-GAAP reconciliations at end of this presentation for more information.

svb Q1 2016 Corporate Overview and Financial Results 2 May 2016 20

S V B 2 0 1 4 4 :3 21 Q1 2016 Corporate Overview and Financial Results 2 May 2016 Appendix

S V B 2 0 1 4 4 :3 22 Q1 2016 Corporate Overview and Financial Results 2 May 2016 23 26 28 29 34 35 37 38 41 42 About SVB Financial highlights ROE Balance sheet Credit quality Investment securities and warrant gains (losses) Efficiency ratio Venture capital trends Additional information regarding forward-looking statements Non-GAAP reconciliations Appendix – contents

At the center of the innovation economy for over 30 years

Silicon Valley Bank
Global commercial banking for innovators, enterprises and investors

SVB Capital
Private venture investing expertise, oversight and management

SVB Asset Management
Investment strategies and solutions to help companies preserve and grow capital

SVB Analytics
Strategic advisory, research and valuation services
(certain services provided by SVB Securities)

SVB Private Bank
Private banking

SVB Wealth Advisory
Private wealth management

svb Q1 2016 Corporate Overview and Financial Results 2 May 2016 23

S V B 2 0 1 4 4 :3 24 Q1 2016 Corporate Overview and Financial Results 2 May 2016  SVB Offices  SVB Coverage  SVB’s International Banking Network China Hong Kong Israel U.K. U.S. Serving innovation around the world $1.4B international loans (Period-end 3/31/16) $7.1B international deposits (Period-end 3/31/16) 33% Increase in international clients in 2015

A strong, seasoned management team

- **Average tenure of 11 years at SVB**
- **Diverse experience and skill sets to help direct our growth**



Greg Becker
PRESIDENT & CEO
SILICON VALLEY BANK &
SVB FINANCIAL GROUP
23 years at SVB



Marc Cadieux
CHIEF CREDIT OFFICER
24 years at SVB



John China
HEAD OF RELATIONSHIP BANKING
20 years at SVB



Phil Cox
HEAD OF EMEA AND PRESIDENT OF THE UK BRANCH
7 years at SVB



Mike Descheneaux
CHIEF FINANCIAL OFFICER
10 years at SVB



Michelle Draper
CHIEF MARKETING OFFICER
3 years at SVB



Mike Dreyer
CHIEF OPERATIONS OFFICER
Recently joined



Chris Edmonds-Waters
HEAD OF HUMAN RESOURCES
13 years at SVB



Roger Leone
CHIEF INFORMATION OFFICER
1 year at SVB



Joan Parsons
HEAD OF SPECIALTY BANKING
22 years at SVB



Bruce Wallace
CHIEF DIGITAL OFFICER
8 years at SVB



Michael Zuckert
GENERAL COUNSEL
2 years at SVB

svb
Q1 2016 Corporate Overview and Financial Results 2 May 2016
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Quarterly highlights

	Q1'15	Q2'15	Q3'15	Q4'15	Q1'16
Diluted earnings per share	$1.71	$1.66	$1.57	$1.68	$1.52
Net income available to common stockholders	$88.5M	$86.1M	$81.7M	$87.5M	$79.2M
Average loans *(change)*	$14.0B *10.6%*	$14.3B *2.1%*	$14.9B *4.2%*	$15.7B *5.6%*	$17.0B *8.0%*
Average deposits *Change*	$33.9B *3.9%*	$35.0B *3.2%*	$37.4B *6.9%*	$38.9B *4.1%*	$39.3B *1.0%*
Average off-Balance sheet client investment funds *(change)*	$33.6B *5.5%*	$37.9B *12.6%*	$42.0B *10.8%*	$43.40B *3.5%*	$42.5B *-2.2%*
Average fixed income securities	$21.1B	$21.4B	$22.9B	$23.5B	$23.4B
Net interest margin	2.64%	2.58%	2.50%	2.54%	2.67%
Net interest income	$238.9M	$243.8M	$254.7M	$269.1M	$281.4M
Non-GAAP non-interest income [1]	$109.4M [2]	$117.7M	$102.1M	$111.8M	$88.8M
Net charge-offs / Average total gross loans (annualized)	0.11%	0.05%	0.75%	0.28%	0.49%
Non-interest expense	$190.5M [2]	$194.1M	$184.8M	$208.6M	$204.0M
Return on average SVBFG stockholders' equity (annualized)	12.38%	11.40%	10.35%	10.74%	9.58%
Return on average assets (annualized)	0.94%	0.88%	0.77%	0.80%	0.72%

1. Non-GAAP non-interest income net of non-controlling interests. This is a non-GAAP measure. Please see non-GAAP reconciliations at end of this presentation for more information.
2. Q1'15 amounts were revised to reflect the retrospective application of new accounting guidance adopted in the second quarter of 2015 related to deconsolidation of our investments in VC- and PE-related funds (ASU 2015-02). Periods prior to 3/31/15 were not revised.

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Annual highlights

	2011	2012	2013	2014	2015
Diluted earnings per share	$3.94 [1,2]	$3.91 [3]	$4.67 [4]	$5.31 [5]	$6.62
Net income available to common stockholders	$171.9M [1,2]	$175.1M [3]	$214.5M [4]	$263.9M [5]	$343.9M
Average loans *(change)*	$5.8B *31.1%*	$7.6B *30.0%*	$9.4B *23.7%*	$11.5B *23.0%*	$14.8B *28.3%*
Average deposits *(change)*	$15.6B *29.4%*	$17.9B *15.0%*	$19.6B *9.5%*	$28.3B *44.4%*	$36.3B *28.2%*
Average off-Balance sheet client investment funds *(change)*	$17.7B *12.9%*	$20.2B *14.0%*	$24.2B 19.8%	$30.0B 24.0%	$39.2B 30.6%
Average fixed-income securities [6]	$9.4B	$10.7B	$10.6B	$16.6B	$22.3B
Net interest margin	3.08%	3.19%	3.29%	2.81%	2.57%
Net interest income	$526.3M	$617.9M	$697.3M	$856.6M	$1,006.4M
Non-GAAP non-interest income [7]	$222.7M	$240.4M	$330.3M	$352.5M	$441.1M
Net charge-offs / Average total gross loans (annualized)	(0.02%)	0.31%	0.33%	0.32%	0.31%
Non-interest expense	$500.6M [1]	$546.0M	$615.2M [4]	$707.2M [4]	$778.0M
Return on average SVBFG stockholders' equity (annualized)	11.87% [1,2]	10.09% [3]	11.20%	10.46% [5]	11.18%
Return on average assets (annualized)	0.92% [1,2]	0.82%[3]	0.93%	0.80% [5]	0.84%

1. Includes gains of $0.52/share or $22.5M (net of tax) from sales of AFS securities
2. Includes gains of $0.04/share or $1.9M (net of tax) from the early extinguishment of debt and the termination of corresponding interest rate swaps
3. Includes gains of $0.12/share or $5.5M (net of tax) from sales of AFS securities and certain assets related to our equity management services business
4. Prior period amounts have been revised to reflect the retrospective application of new accounting guidance adopted in the first quarter of 2015 related to our investments in qualified affordable housing projects (ASU 2014-01).
5. Includes post-tax net loss of $11.4 million related to the sale of our SVBIF entity in India
6. Includes available-for-sale and held-to-maturity securities held on the balance sheet
7. Non-GAAP noninterest income, net of non-controlling interests and excluding net losses on SVBIF Sale Transaction and gains on sales of certain assets. This is a non-GAAP measure. Please see non-GAAP reconciliations at end of this presentation for more information svb Q1 2016 Corporate Overview and Financial Results 2 May 2016

27

S V B 2 0 1 4 4 :3 28 Q1 2016 Corporate Overview and Financial Results 2 May 2016 15.17% 17.98% 10.38% 2.68% 7.72% 11.87% 10.09% 11.20% 10.46% 11.18% 9.58% 12.96% 11.96% 0.51% 4.68% 7.36% 9.33% 8.69% 9.60% 8.89% 9.05% 8.05% 0% 2% 4% 6% 8% 10% 12% 14% 16% 18% 20% 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 Q1'16 SVB Peers TAB: Ratios Location: A13-B25 Strong return on average equity vs. peers1 1) “Peers” refers to peer group as reported in our 2016 Proxy Statement and updated as of 3/31/16. Peer ROAE data is from SNL Financial. 2) Annualized 1 2 Pressure on asset yields due to low interest rates and deposit growth has impacted ROAE.

S V B 2 0 1 4 4 :3 29 Q1 2016 Corporate Overview and Financial Results 2 May 2016 TAB: Balance Sheet Location: A2 – O14 A highly liquid balance sheet (3/31/16) TAB: Balance Sheet Location: A2 – O14 Period-end assets $43.6 Billion Period-end liabilities $40.1 Billion * Net of non-controlling interests, non-marketable securities were $545 million. This is a non-GAAP measure. Please see non-GAAP reconciliations at end of presentation for more information. Non-marketable securities (VC Investments) 2% $0.7B* Net loans 40% $17.5B AFS securities (primarily agencies) 33% $14.3B Held-to- maturity securities 20% $8.6B Cash 4% $1.9B Other 1% $0.6B Borrowings 2% $0.8B Interest- bearing deposits 20% $7.8B Non-interest- bearing deposits 77% $30.9B Other 1% $0.5B

S V B 2 0 1 4 4 :3 30 Q1 2016 Corporate Overview and Financial Results 2 May 2016 $17.7 $20.2 $23.3 $35.3 $41.4 $40.1 $0 $15 $30 $45 2011 2012 2013 2014 2015 Q1'16 Other liabilities Borrowings Interest bearing deposits Noninterest-bearing deposits $20.0 $22.8 $26.4 $39.3 $44.7 $43.6 $0 $15 $30 $45 2011 2012 2013 2014 2015 Q1'16 Cash and cash equivalents Available-for-sale securities Held-to-maturity securities Non-marketable securities Net loans Other assets TAB: 10-Yr Balance Sheet Location: A2 – Q20 A growing balance sheet Investment portfolio = 53% of Total Assets at 3/31/16 Non-Interest-Bearing Deposits = 80% of Total Deposits at 3/31/16 Billions Billions

S V B 2 0 1 4 4 :3 31 Q1 2016 Corporate Overview and Financial Results 2 May 2016 2.3 4.1 1.2 0.6 $5.5 $7.4 $8.8 $8.6 $0 $2 $4 $6 $8 $10 6/30/14 12/31/14 12/31/15 3/31/16 A high quality investment portfolio TAB: Fixed Income Securities Location: A1 – K10 A highly liquid portfolio with a duration of 2.6 years (at 3/31/16) Available-for-Sale Securities * Held-to-Maturity Securities Investment portfolio represents 53% of total assets TAB: Fixed Income Securities Location: A39 –H44 Billions Billions U.S. Treasuries make up 44% of investment portfolio Municipal bonds and notes Non-agency mortgage-backed securities U.S. agency debentures Equity Securities Agency-issued commercial mortgage-backed securities Agency-issued collateralized residential mortgage-backed securities – variable rate U.S. Treasury Securities Agency-issued collateralized residential mortgage-backed securities – fixed rate Agency-issued residential mortgage-backed securities * In June 2014, certain Available-for-Sale (AFS) securities were re-designated as Held-to-Maturity securities. Prior to June 2014, our investment securities portfolio comprised only AFS securities. 10.0 2.5 1.3 0.6 $10.5 $11.3 $12.0 $13.5 $16.4 $14.3 $- $2 $4 $6 $8 $10 $12 $14 $16

S V B 2 0 1 4 4 :3 32 Q1 2016 Corporate Overview and Financial Results 2 May 2016 * Total client funds consists of on-balance sheet deposits and off-balance sheet client investment funds. TAB: Annual Data Location: A59 – P61 Robust client liquidity Long-term Growth Drivers • Significant client funding and exit activity • Healthy increases in early-stage and private equity client counts $19.2 $22.5 $34.3 $33.9 $35.6 $37.0 $39.1 $38.8 $22.5 $26.4 $32.4 $35.2 $40.1 $43.6 $44.0 $42.3 $41.7 $48.8 $66.7 $69.1 $75.7 $80.6 $83.1 $81.0 $22.8 $26.4 $39.3 $38.6 $40.2 $41.7 $44.7 $43.6 $0 $10 $20 $30 $40 $50 $60 $70 $80 $90 2012 2013 2014 Q1'15 Q2'15 Q3'15 Q4'15 Q1'16 Bil lio ns Period-end deposits Period-end client investment funds Period-end total client funds Period-end total assets

S V B 2 0 1 4 4 :3 33 Q1 2016 Corporate Overview and Financial Results 2 May 2016 Strong loan growth Location: Annual – Data Tab $3.5 $4.6 $4.7 $4.4 $5.8 $7.6 $9.4 $11.5 $14.8 $17.0 $4.2 $5.5 $4.5 $5.5 $7.0 $8.9 $10.9 $14.4 $16.7 $17.7 $2 $4 $6 $8 $10 $12 $14 $16 $18 $20 Bil lion s Average loans Period-end loans

S V B 2 0 1 4 4 :3 34 Q1 2016 Corporate Overview and Financial Results 2 May 2016 $18.4 $7.6 $87.2 $123.4 $114.0 1.07% 0.18% 1.57% 0.73% 0.64% $0 $40 $80 $120 $160 $200 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 Q1'16 0.0% 0.5% 1.0% 1.5% 2.0% 2.5% Non-performing loans Non-performing loans as % total gross loans TAB: Credit Quality Location: A2 – D17 Millions Financial Crisis: 5 problem loans drove short-lived spike in NPLs History of strong credit quality Increase caused primarily by three Sponsored Buyout loans in Q2 and Q3, one of which was repaid in Q1’16 3.32% -0.08% 2.64% -0.02% 0.31% 0.49%* -2.5% 0.0% 2.5% 5.0% Net charge-offs as % of average total gross loans Financial Crisis: 5 problem loans drove short-lived spike in NCOs * Annualized

S V B 2 0 1 4 4 :3 35 Q1 2016 Corporate Overview and Financial Results 2 May 2016 9 37 26 37 (22) (1) 17 19 16 $13 $10 (2) 7 19 17 25 12 13 20 20 24 $11 $16 $7 -$30 -$20 -$10 $0 $10 $20 $30 $40 $50 $60 $70 Q2'13 Q3'13 Q4'13 Q1'14 Q2'14 Q3'14 Q4'14 Q1'15 Q2'15 Q3'15 Q4'15 Q1'16 Million s Net equity warrant gains (losses) Net gains (losses) on investment securities net of non-controlling interests VC/PE-Related Investment Securities and Warrant Gains Valuation gains of $21.8m net of NCI related to FireEye IPO TAB: Quarterly NonII Location: A12 & A13 Losses of $22.1m, net of NCI, related to decline in FireEye valuations Warrant gains of $13.9m related to FitBit IPO Warrant gains of $15.2m related to FireEye IPO, Losses of $2.0m , net of NCI, related to decline in public market valuations * This is a non-GAAP measure. Please see non-GAAP reconciliations at end of presentation for more information. *

S V B 2 0 1 4 4 :3 36 Q1 2016 Corporate Overview and Financial Results 2 May 2016 Warrant gains have outstripped early-stage loan losses over time TAB: Warrants $92M ($3) $8 $3 $3 $22 $23 $11 $7 $37 $19 $46 $71 $71 $7 ($13) ($1) ($2) ($7) ($10) ($16) ($58) ($23) ($1) ($21) ($26) ($30) ($12) ($15) -$60 -$40 -$20 $0 $20 $40 $60 $80 $100 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 Q1'16 Mi llio ns Gains on Equity Warrants Net of Early-Stage Loan Losses 2002 through Q1 2016 Net gains (warrants minus ES NCOs) Gains (losses) on warrants Early-stage net charge-offs

S V B 2 0 1 4 4 :3 37 Q1 2016 Corporate Overview and Financial Results 2 May 2016 $411 $492 $535 $603 $688 $777 $204 69.7% 65.6% 62.2% 58.5% 56.9% 53.6% 55.1% 0% 25% 50% 75% 100% $0 $200 $400 $600 $800 2010 2011 2012 2013 2014 2015 Q1'16 Non-GAAP non-interest expense net of non-controlling interests Non-GAAP efficiency ratio Millions TAB: NonIE Location: B5 – D17 1. These are non-GAAP measures. Please see non-GAAP reconciliations at end of this presentation for more information. 2. Non-GAAP non-interest expense net of non-controlling interests and non-GAAP efficiency ratio exclude the impact of non-controlling interests 1,2 1,2 Efficiency ratio trending down

S V B 2 0 1 4 4 :3 38 Q1 2016 Corporate Overview and Financial Results 2 May 2016 Investment levels healthy despite recalibration Source: PricewaterhouseCoopers/National Venture Capital Association MoneyTree™ Report, Data: Thomson Reuters $105 $20 $20 $60 $12 8,041 3,037 3,181 4,497 969 $0 $20 $40 $60 $80 $100 $120 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 Q1'16 Bil lion s VC Investment Deals

S V B 2 0 1 4 4 :3 39 Q1 2016 Corporate Overview and Financial Results 2 May 2016 VC fundraising has been healthy overall Source: Thomson Reuters and National Venture Capital Association Investors have plenty of “dry powder” while they evaluate their next steps $101 $9 $16 $31 $12 632 160 162 273 57 $0 $11 $22 $33 $44 $55 $66 $77 $88 $99 $110 Bil lio ns Dollars # Funds

S V B 2 0 1 4 4 :3 40 Q1 2016 Corporate Overview and Financial Results 2 May 2016 M&A remained healthy in Q1’16 while IPOs dropped; no tech IPOs during the quarter Source: Thomson Reuters and National Venture Capital Association, includes all companies with at least one U.S. VC investor that trade on U.S. exchanges, regardless of domicile $19 $30 $48 $18 $5 378 485 392 79 $- $10.0 $20.0 $30.0 $40.0 $50.0 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 Q1'16 Bi lli on s M&A M&A $$ M&A Deals $5 $0 $21 $16 $9 $1 57 6 48 117 77 6 $- $5.0 $10.0 $15.0 $20.0 $25.0 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 Q1'16 Bi lli on s IPO IPO $$ IPO Deals

S V B 2 0 1 4 4 :3 41 Q1 2016 Corporate Overview and Financial Results 2 May 2016 As discussed under “Special Note Regarding Forward-Looking Statements,” our actual results of operations and financial performance could differ significantly from those expressed in or implied by our management’s forward-looking statements. Important factors that could cause our actual results and financial condition to differ from the expectations stated in the forward-looking statements include, among others: (i) market and economic conditions, including the interest rate environment, and the associated impact on us; (ii) the credit profile and credit quality of our loan portfolio and volatility of our levels of nonperforming assets and charge-offs; (iii) the adequacy of our allowance for loan losses and the need to make provisions for loan losses for any period; (iv) the borrowing needs of our clients; (v) the sufficiency of our capital and liquidity positions; (vi) the levels of loans, deposits and client investment fund balances; (vii) the performance of our portfolio investments; the general condition of the public and private equity and mergers and acquisitions markets and their impact on our investments, including equity warrant assets, venture capital and private equity funds and direct equity investments; (viii) our overall investment plans and strategies; the realization, timing, valuation and performance of our equity or other investments; (ix) the levels of public offerings, mergers and acquisitions and venture capital investment activity of our clients that may impact the borrowing needs of our clients; (x) the occurrence of fraudulent activity, including breaches of our information security or cyber security-related incidents; (xi) business disruptions and interruptions due to natural disasters and other external events; (xii) the impact on our reputation and business from our interactions with business partners, counterparties, service providers and other third parties; (xiii) expansion of our business internationally; (xiv) the impact of legal requirements and regulations limiting or restricting our activities or resulting in higher costs, including the Volcker rule; (xv) the impact of lawsuits and claims; (xvi) changes in accounting standards; (xvii) the levels of equity capital available to our client or portfolio companies; and (xviii) our ability to maintain or increase our market share, including through successfully implementing our business strategy and undertaking new business initiatives. For additional information about these and other factors, investors should refer to the documents we file from time to time with the Securities and Exchange Commission, including: (i) the disclosure contained under the heading “Risk Factors” in our latest Annual Report on Form 10-K for the year ended December 31, 2015, which was filed on February 26, 2016; (ii) the disclosure contained under the heading “Forward-Looking Statements” in our latest Quarterly Report on Form 10-Q; and (iii) our most recent earnings release filed on Form 8-K filed on April 21, 2016. Additional information regarding forward-looking statements

S V B 2 0 1 4 4 :3 S V B 2 0 1 4 4 :3 S V B 2 0 1 4 4 :3 42 Q1 2016 Corporate Overview and Financial Results 2 May 2016 Non-GAAP reconciliations

Non-GAAP reconciliation

"Core fee"[1] income

Non-GAAP core fee income (dollars in thousands)	Quarter ended Jun 30, 2013	Sep 30, 2013	Dec 31, 2013	Mar 31, 2014	Jun 30, 2014	Sep 30, 2014
GAAP noninterest income	$ 98,239	$ 257,650	$ 238,713	$ 310,225	$ 14,210	$ 80,167
Less: gains (losses) on investment securities, net	40,561	187,862	163,547	223,912	(57,320)	5,644
Less: gains on derivative instruments, net	8,087	9,423	14,382	24,167	12,775	26,538
Less: other noninterest income (loss)	7,634	17,161	11,791	11,200	8,762	(5,361)
Non-GAAP core fee income	$ 41,957	$ 43,204	$ 48,993	$ 50,946	$ 49,993	$ 53,346

Non-GAAP core fee income (dollars in thousands)	Quarter ended Dec 31, 2014	Mar 31, 2015	Jun 30, 2015	Sep 30, 2015	Dec 31, 2015	Mar 31, 2016
GAAP noninterest income	$ 167,637	$ 123,524[2]	$ 126,287	$ 108,477	$ 114,506	$ 86,134
Less: gains (losses) on investment securities, net	94,787	33,263[2]	24,975	18,768	12,439	(4,684)
Less: gains (losses)on derivative instruments, net	33,365	39,729	16,317	10,244	17,515	(1,695)
Less: other noninterest income (loss)	(15,861)	(7,678)	18,916	11,077	11,847	15,971
Non-GAAP core fee income	$ 55,346	$ 58,210	$ 66,079	$ 68,388	$ 72,705	$ 76,542

1) "Core fee" income is defined as fees from letters of credit, client investments, credit cards, deposit services, foreign exchange, and lending-related fees in aggregate. This is a non-GAAP measure. For information regarding additional non-GAAP measures, please refer to our latest Forms 10-Q and 10-K, as well as our quarterly earnings releases.

2) Q1'15 amounts have been revised to reflect the retrospective application of new accounting guidance adopted in the second quarter of 2015 related to deconsolidation of our investments in VC- and PE-related funds (ASU 2015-02). Amounts prior to 3/31/15 have not been revised.

svb Q1 2016 Corporate Overview and Financial Results 2 May 2016 43

S V B 2 0 1 4 4 :3 44 Q1 2016 Corporate Overview and Financial Results 2 May 2016 *For information regarding additional non-GAAP measures, please refer to our latest Forms 10-Q and 10-K, as well as our quarterly earnings releases. Non-marketable securities Non-GAAP reconciliation* Non-GAAP non-marketable securities, net of non-controlling interests (dollars in thousands) Mar 31, 2016 GAAP non-marketable securities 668,497$ Less: amounts attributable to non-controlling interests 123,158 Non-GAAP non-marketable securities, net of non-controlling interests 545,339$ Composition of non-GAAP non-marketable securities, net of non-controlling interests Mar 31, 2016 Non-marketable securities (fair value accounting): Venture capital and private equity fund investments 145,649 Other venture capital investments 2,040 Other securities (fair value accounting) 468 Non-marketable securities (equity method accounting): Venture capital and private equity fund investments 83,555 Debt funds 21,809 China Joint Venture Investment 79,260 Other investments 40,766 Non-marketable securities (cost method accounting): Venture capital and private equity fund investments 117,409 Other investments 19,797 Investments in qualified affordable housing projects 157,744 Total non-marketable and other securities 668,497$

Non-GAAP reconciliation

Consolidated (Holdco) TCE/TA and TCE/RWA[1]

Non-GAAP tangible common equity and tangible assets (dollars in thousands, except ratios)	Year ended December 31,						Quarter ended March 31,
	2010	2011	2012	2013 [2]	2014 [2]	2015 [3]	2016
GAAP SVBFG stockholders' equity	$ 1,274,350	$ 1,569,392	$ 1,830,555	$ 1,961,635	$ 2,813,072	$ 3,198,134	$ 3,381,044
Less: Intangible assets	847	601	-	-	-	-	-
Tangible common equity (TCE)	$ 1,273,503	$ 1,568,791	$ 1,830,555	$ 1,961,635	$ 2,813,072	$ 3,198,134	$ 3,381,044
GAAP Total assets	$ 17,527,761	$ 19,968,894	$ 22,766,123	$ 26,412,554	$ 39,337,869	$ 44,686,703	$ 43,573,902
Less: Intangible assets	847	601	-	-	-	-	-
Tangible assets (TA)	$ 17,526,914	$ 19,968,293	$ 22,766,123	$ 26,412,554	$ 39,337,869	$ 44,686,703	$ 43,573,902
Risk-weighted assets (RWA)	$ 9,406,677	$ 11,837,902	$ 13,532,984	$ 16,901,501	$ 21,755,091	$ 25,919,594	$ 26,382,154
Tangible common equity to tangible assets	7.27%	7.86%	8.04%	7.43%	7.15%	7.16%	7.76%
Tangible common equity to risk-weighted assets	13.54%	13.25%	13.53%	11.61%	12.93%	12.34%	12.82%

1) For information regarding additional non-GAAP measures, please refer to our latest Forms 10-Q and 10-K, as well as our quarterly earnings releases.
2) Prior period amounts, except risk-weighted assets, have been revised to reflect the retrospective application of new accounting guidance adopted in the first quarter of 2015 related to our investments in qualified affordable housing projects (ASU 2014-01).
3) Q1'15 amounts have been revised to reflect the retrospective application of new accounting guidance adopted in the second quarter of 2015 related to our investments in VC- and PE-related funds (ASU 2015 – 02 Deconsolidation). Amounts prior to 3/31/15 have not been revised.

svb Q1 2016 Corporate Overview and Financial Results 2 May 2016

45

S V B 2 0 1 4 4 :3 46 Q1 2016 Corporate Overview and Financial Results 2 May 2016 1. For information regarding additional non-GAAP measures, please refer to our latest Forms 10-Q and 10-K, as well as our quarterly earnings releases. 2. Prior period amounts, except risk-weighted assets, have been revised to reflect the retrospective application of new accounting guidance adopted in the first quarter of 2015 related to our investments in qualified affordable housing projects (ASU 2014-01). Bank only TCE/TA and TCE/RWA1 Non-GAAP reconciliation Quarter ended March 31, 2010 2011 2012 2013 2 2014 2 2015 2016 Tangible common equity (TCE) 1,074,561$ 1,346,854$ 1,591,643$ 1,634,389$ 2,399,411$ 3,059,045$ 3,246,536$ Ta gible assets (TA) 16,268,589$ 18,758,813$ 21,471,111$ 24,849,484$ 37,607,973$ 44,045,967$ 42,990,146$ Risk-weighted assets (RWA) 9,047,907$ 11,467,401$ 13,177,887$ 16,612,870$ 21,450,480$ 24,301,043$ 24,922,140$ Tangible common equity to tangible assets 6.61% 7.18% 7.41% 6.58% 6.38% 6.95% 7.55% Tangible common equity to risk-weighted assets 11.88% 11.75% 12.08% 9.84% 11.19% 12.59% 13.03% Non-GAAP tangible common equity and tangible assets (dollars in thousands, except ratios) Year ended December 31,

Non-GAAP reconciliation

Non-interest income

Non-GAAP non-interest income, net of non-controlling interests (dollars in thousands)	Quarter ended Mar 31, 2014	Jun 30, 2014	Sep 30, 2014	Dec 31, 2014	Mar 31,[1] 2015	Jun 30, 2015	Sep 30, 2015	Dec 31, 2015	Mar 31, 2016
GAAP non-interest income	$ 310,225	$ 14,210	$ 80,167	$ 167,637	$ 123,524	$ 126,287	$ 108,477	$ 114,506	$ 86,134
Less: income (losses) attributable to non-controlling interests, including carried interests	186,718	(35,325)	4,911	77,320	14,164	8,556	6,343	2,673	(2,671)
Non-GAAP non-interest income, net of non-controlling interests [2]	123,507	49,535	75,256	90,317	109,360	117,731	102,134	111,833	88,805
Less: net (losses) on SVBIF Sale Transaction	-	-	-	(13,934)	-	-	-	-	-
Non-GAAP non-interest income, net of noncontrolling interests [2] and excluding net losses on SVBIF Sale Transaction	$ 123,507	$ 49,535	$ 75,256	$ 104,251	$ 109,360	$ 117,731	$ 102,134	$ 111,833	$ 88,805

1) Q1'15 amounts have been revised to reflect the retrospective application of new accounting guidance adopted in the second quarter of 2015 related to our investments in VC- and PE-related funds (ASU 2015 – 02 Deconsolidation). Amounts prior to 3/31/15 have not been revised.
2) For information regarding additional non-GAAP measures, please refer to our latest Forms 10-Q and 10-K, as well as our quarterly earnings releases.

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47

Non-GAAP reconciliation

Non-GAAP operating efficiency ratio, net of non-controlling interests[1]

(Dollars in thousands, except ratios)	Year ended December 31, 2010	2011	2012	2013 [2]	2014 [2]	2015 [3]	Quarter ended March 31, 2016
GAAP noninterest expense	$ 422,818	$ 500,628	$ 545,998	$ 615,244	$ 707,180	$ 778,016	$ 204,033
Less: amounts attributable to noncontrolling interests	12,348	11,567	11,336	12,714	18,867	828	(91)
Less: net gain from note repurchases and termination of corresponding interest rate swaps	-	(3,123)	-	-	-	-	-
Non-GAAP noninterest expense, net of noncontrolling interests	$ 410,470	$ 492,184	$ 534,662	$ 602,530	$ 688,313	$ 777,188	$ 204,124
GAAP net interest income	$ 418,135	$ 526,277	$ 617,864	$ 697,344	$ 856,595	$ 1,006,425	$ 281,421
Adjustments for taxable equivalent basis	2,051	1,951	1,919	1,724	1,689	1,564	322
Non-GAAP taxable equivalent net interest income	420,186	528,228	619,783	699,068	858,284	1,007,989	281,743
Less: income (losses) attributable to noncontrolling interests	28	122	106	76	33	8	3
Non-GAAP taxable equivalent net interest income, net of noncontrolling interests	$ 420,158	$ 528,106	$ 619,677	$ 698,992	$ 858,251	$ 1,007,981	$ 281,740
GAAP noninterest income	247,530	382,332	335,546	673,206	572,239	472,794	86,134
Non-GAAP noninterest income, net of noncontrolling interests	168,645	222,682	240,408	330,302	352,549	441,058	88,805
GAAP total revenue	$ 665,665	$ 908,609	$ 953,410	$ 1,370,550	$ 1,428,834	$ 1,479,219	$ 367,555
Non-GAAP taxable equivalent revenue, net of noncontrolling interests	$ 588,803	$ 750,788	$ 860,085	$ 1,029,294	$ 1,210,800	$ 1,449,039	$ 370,545
GAAP operating efficiency ratio	63.52%	55.10%	57.27%	44.89%	49.49%	52.60%	55.51%
Non-GAAP operating efficiency ratio	69.71%	65.56%	62.16%	58.54%	56.85%	53.63%	55.09%

1. For information regarding additional non-GAAP measures, please refer to our latest Forms 10-Q and 10-K, as well as our quarterly earnings releases.
2. Prior period amounts have been revised to reflect the retrospective application of new accounting guidance adopted in the first quarter of 2015 related to our investments in qualified affordable housing projects (ASU 2014-01).
3. Amounts have been revised to reflect the retrospective application of new accounting guidance adopted in the second quarter of 2015 related to our investments in VC- and PE-related funds (ASU 2015 – 02 Deconsolidation). Amounts prior to 3/31/15 have not been revised.

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S V B 2 0 1 4 4 :3 49 Q1 2016 Corporate Overview and Financial Results 2 May 2016 Find SVB on LinkedIn, Facebook and Twitter Meghan O’Leary Director of Investor Relations 3005 Tasman Drive Santa Clara, CA 95054 T 408 654 6364 M 650 255 9934 moleary@svb.com